Exhibit 10.18.1

FIRST AMENDMENT TO
SENIOR SECURED CREDIT AGREEMENT

     FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of August 15, 2002 (the “Amendment Date”), is among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower (“Borrower”); the Guarantors; SOCIÉTÉ GÉNÉRALE, as Administrative Agent (the “Administrative Agent”); and the Lenders a party hereto.

RECITALS:

     A.     The Borrower; the Administrative Agent; the Lenders and certain other parties are party to that certain Senior Secured Credit Agreement dated as of July 31, 2002 (the “Original Credit Agreement”).

     B.     The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2.     This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on August 30, 2002 (the “Termination Date”) the following conditions precedent have been satisfied:

a.	Documentation. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

b.	Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

d.	MHC Indebtedness. The documents evidencing the MHC Indebtedness shall be amended to permit the matters contemplated by this Amendment in a manner reasonably satisfactory to the Administrative Agent.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Société Generale for costs and expenses incurred in connection with this Amendment.

     3.     The term “Credit Agreement” as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4.     From and after the Amendment Date, Section 4.08(a) of the Original Credit Agreement is amended by deleting the word “and” immediately prior to clause (v) and adding at the end of such paragraph immediately prior to the period the phrase “, and (vi) the repurchase of the Parent’s currently outstanding common stock as permitted by the provisions of Section 6.04(h)”. From and after the Amendment Date, Section 4.08(b) of the Original Credit Agreement is amended by adding after the first use of the phrase “Margin Stock” the phrase “(excluding the repurchase of the Parent’s currently outstanding common stock as permitted by the provisions of Section 6.04(h)”.

     5.     From and after the Amendment Date, Section 6.04 of the Original Credit Agreement is amended by deleting the word “and” at the end of paragraph (f), replacing the period at the end of paragraph (g) with the phrase “; and” and by adding a new paragraph (h) which reads as follows:

“(h) provided that (i) no monetary Default or Default in the covenants set forth in Article VII has occurred and is continuing or would result therefrom, (ii) on the date of such Restricted Payment after taking into account such Restricted Payment (A) the Leverage Ratio shall be less than 4.50 to 1.00 and (B) the Senior Leverage Ratio shall be less than 2.75 to 1.00, and (iii) no Material Adverse Change has occurred, the Parent shall be entitled to repurchase up to $5,000,000 in the aggregate of the Parent’s currently outstanding common stock. Within ten (10) Business Days of any such Restricted Payments in the aggregate reaching increments of $250,000 (i.e., $250,000, $500,000, $750,000) the Borrower shall execute and deliver to the Administrative Agent an Adjustment Report dated as of the date of reaching such Restricted Payment increment which takes into account such Restricted Payments. To the extent that the Parent reaches multiple $250,000 increments over any ten (10) Business Day period, then an Adjustment Report need only be provided as of the date of the reaching the last such $250,000 increment in such ten (10) Business Day period. In addition, any Compliance Certificate delivered by the Borrower shall state the dollar amount of such Restricted Payments made in the Rolling Period covered by such Compliance Certificate and the amount of all such Restricted Payments in the aggregate.”

     6.     Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     7.     This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

EXECUTED as of the date first referenced above.

BORROWER:

MERISTAR H & R OPERATING COMPANY, L.P.

By: Interstate Hotels & Resorts, Inc. (fka MeriStar Hotels & Resorts, Inc.), its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE, individually as a Lender and as Administrative Agent, the Issuing Bank and the Alternate Currency Swing Line Lender

By: /s/ Thomas K. Day Name: Thomas K. Day Title: Managing Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CITICORP REAL ESTATE, INC.

By: /s/ Michael S. Chlopak Name: Michael S. Chlopak Title:

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

LEHMAN COMMERCIAL PAPER INC.

By: /s/ Francis X Gilhool Name: Francis X Gilhool Title: Authorized Signatory

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as Documentation Agent

By: /s/ David Bowers
Name: David Bowers
Title: Vice President

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, acting through its New York Agency

By: /s/ T.J. McNaught Name: T.J. McNaught Title: Director

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Security Agreement, the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the “Guaranty”) executed by the Guarantors each dated July 31, 2002 remain in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC. a Delaware corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

     [SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC. a Delaware corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

MERISTAR MANAGEMENT (CANMORE) LTD. a British Columbia (Canada) corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

MERISTAR MANAGEMENT (VANCOUVER-METRTOWN) LTD. a British Columbia (Canada) corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

BRIDGESTREET CANADA, INC. an Ontario (Canada) corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

BRIDGESTREET ACCOMMODATIONS, LTD. Incorporated under the laws of England and Wales

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET ACCOMMODATIONS LONDON LIMITED Incorporated under the laws of England and Wales

By: /s/ James A. Calder Name: James A. Calder Title: CFO

BRIDGESTREET WARDROBE PLACE LIMITED Incorporated under the laws of England and Wales

By: /s/ James A. Calder Name: James A. Calder Title: CFO

LORYT(1) LIMITED Incorporated under the laws of England and Wales

By: /s/ James A. Calder Name: James A. Calder Title: CFO

APALACHEE BAY SAS Incorporated under the laws of France

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

MERISTAR MANAGEMENT COMPANY, L.L.C. a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WINSTON COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR BK COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR KCII COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WYANDOTTE COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C. a Delaware limited liability company

MERISTAR PRESTON CENTER, L.L.C. a Delaware limited liability company

MERISTAR HGI COMPANY, L.L.C. a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR VACATIONS, L.L.C. a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC a Delaware limited liability company

MERISTAR FLAGSTONE, LLC a Delaware limited liability company

By: MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its managing member

By: Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET MARYLAND, LLC a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC a Delaware limited liability company

BRIDGESTREET ARIZONA, LLC a Delaware limited liability company

BRIDGESTREET NEVADA, LLC a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC a Delaware limited liability company

BRIDGESTREET OHIO, LLC a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC a Delaware limited liability company

BRIDGESTREET COLORADO, LLC a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC a Delaware limited liability company

By: MeriStar H & R Operating Company, L.P. a Delaware limited partnership, their sole member

By: Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET TEXAS, L.P. a Delaware limited partnership

By: BridgeStreet Nevada, LLC a Delaware limited liability company, its partner

By: MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

By: Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

By: BridgeStreet Arizona, LLC a Delaware limited liability company, its partner

By: MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

By: Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE HOTELS COMPANY a Delaware corporation

INTERSTATE INVESTMENT CORPORATION a Delaware corporation

INTERSTATE PARTNER CORPORATION a Delaware corporation

INTERSTATE PROPERTY CORPORATION a Delaware corporation

INTERSTATE/KP HOLDING CORPORATION a Delaware corporation

NORTHRIDGE HOLDINGS, INC. a Delaware corporation

IHC HOLDINGS, INC. a Delaware corporation

INTERSTATE MEMBER INC. a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY a Delaware corporation

By: /s/ James A. Calder Name: James A. Calder Title: CFO

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership

By: Interstate Property Corporation a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

INTERSTATE/DALLAS GP, L.L.C. a Delaware limited liability company

By: Interstate Property Corporation a Delaware corporation, its managing member

By: /s/ James A. Calder Name: James A. Calder Title: CFO

INTERSTATE KISSIMMEE PARTNER, L.P. a Delaware limited partnership

By: Interstate/KP Holding Corporation a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE PITTSBURGH HOLDINGS, L.L.C. a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company

By: Interstate Property Partnership, L.P. a Delaware limited liability company, their sole member

By: Interstate Property Corporation a Delaware corporation, its general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

INTERSTATE HOUSTON PARTNER, L.P. a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P. a Delaware limited partnership

By: Interstate Property Corporation a Delaware corporation, their general partner

By: /s/ James A. Calder Name: James A. Calder Title: CFO

INTERSTATE HOTELS, LLC a Delaware limited liability company

By: Northridge Holdings, Inc. a Delaware corporation, its managing member

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C. a Delaware limited liability company

PAH-HILLTOP GP, LLC a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company

IHC INTERNATIONAL DEVELOPMENT (UK), L.L.C. a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C. a Delaware limited liability company

By: Interstate Hotels, LLC a Delaware limited liability company, their managing member

By: Northridge Holdings, Inc. a Delaware corporation, its managing member

By: /s/ James A. Calder Name: James A. Calder Title: CFO

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

HILLTOP EQUIPMENT LEASING COMPANY, L.P. a Delaware limited partnership

By: PAH-Hilltop GP, LLC a Delaware limited liability company, its general partner

By: Interstate Hotels, LLC a Delaware limited liability company, its sole member

By: Northridge Holdings, Inc. a Delaware corporation, its managing member

By: /s/ James A. Calder Name: James A. Calder Title: CFO